                                                                   Exhibit 10.49

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                                                       Dated as of June 30, 2004

                         MORTGAGE MODIFICATION AGREEMENT


                                     between


                             ACADIA TOWN LINE, LLC,
                    a Connecticut limited liability company,
                                   Mortgagor,


                                       and


                             FLEET NATIONAL BANK, as
            Administrative Agent for Lenders (as hereinafter defined)
          (together with its successors in such capacity, "Mortgagee")


================================================================================

                              RECORD AND RETURN TO:

                                Schiff Hardin LLP
                          623 Fifth Avenue, 28th Floor
                            New York, New York 10022
                         Attention: Paul G. Mackey, Esq.

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                         MORTGAGE MODIFICATION AGREEMENT

                MORTGAGE MODIFICATION AGREEMENT dated this 30th day of June, 2004 between ACADIA TOWN LINE, LLC ("Mortgagor") and FLEET NATIONAL BANK, as Administrative Agent ("Mortgagee").

                              W I T N E S S E T H:

                WHEREAS, Mortgagee is now the lawful owner and holder of the note (collectively, the "Original Note") secured by that certain Open-End Mortgage Deed, Security Agreement and Assignment of Leases and Rents from Mortgagor to Fleet Bank, National Association dated as of March 23, 1999 and recorded in the Land Records of Hartford County, Connecticut in Volume 340 at page 264 (the "Original Mortgage");

                WHEREAS, the maximum principal amount which is or under any contingency may be secured by the Original Mortgage prior to the effect of this Mortgage Modification Agreement is $7,000,000, plus interest thereon and all additional interest and late payment and prepayment charges in respect thereof, plus all amounts expended by Mortgagee following a default thereunder in respect of insurance premiums and real estate taxes, and all legal costs or expenses of collection of the note(s) secured thereby or of the defense or prosecution of the rights and lien created thereby;

                WHEREAS, Mortgagee, Mortgagor, RD Abington Associates Limited Partnership ("Abington Mortgagor"), RD Methuen Associates Limited Partnership ("Methuen Mortgagor"), RD Branch Associates, L.P. ("Branch Mortgagor") and Heathcote Associates, L.P. ("Gateway Mortgagor") have entered into that certain Amended and Restated Term Loan Agreement dated as of the date hereof (the "Amended and Restated Loan Agreement"), which Amended and Restated Loan Agreement consolidates the Original Note with certain other notes and extends, amends and restates the terms thereof in their entirety;

                WHEREAS, the notes consolidated and modified pursuant to the Amended and Restated Loan Agreement (as the same may hereafter be modified, amended, extended, restated or replaced from time to time, the "Note") evidence a consolidated indebtedness (the "Consolidated Indebtedness") in the principal amount of up to $45,900,000 and Mortgagor and Mortgagee have agreed to increase the Mortgage Amount of the Original Mortgage to $45,900,000 in order that the Original Mortgage, as modified hereby, shall secure the entire Consolidated Indebtedness;

                WHEREAS, the Original Mortgage is a first priority mortgage encumbering the property described on SCHEDULE A attached hereto and made a part hereof (the "Premises");

                WHEREAS, Mortgagor is the lawful owner of the Premises; and
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                WHEREAS, Mortgagee and Mortgagor have agreed to modify, amend and restate in their entirety the terms of the Original Mortgage in the manner hereinafter set forth.

                NOW, THEREFORE, in consideration of the premises and the mutual agreements herein expressed, the parties hereto covenant and agree as follows:

                1. The Original Mortgage is hereby amended and restated in its entirety by the terms and conditions attached hereto as Exhibit A.

                2. Mortgagor represents and warrants that there exist no defenses, offsets or counterclaims with respect to its obligations under the Original Mortgage, as modified hereby, or under the Note.

                3. Except as modified hereby the Original Mortgage remains unmodified and in full force and effect.

                4. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

                5. This Agreement may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

                6.      The maturity date of the Note is June 29, 2012.

                7. The information set forth on the cover hereof is incorporated herein.

                  [Remainder of page intentionally left blank]

                                        2
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                IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the parties hereto as of the day and year first above written.

                                        ACADIA TOWN LINE, LLC

                                        By: Acadia Realty Limited Partnership,
                                            a Delaware limited partnership,
                                            its sole member

                                            By: Acadia Realty Trust,
                                                a Maryland real estate
                                                investment trust,
                                                its general partner

                                                By
                                                   -----------------------------
                                                   Robert Masters
                                                   Senior Vice President


                                        FLEET NATIONAL BANK, as Administrative
                                        Agent


                                        By
                                            ------------------------------------
                                            Denise M. Smyth
                                            Vice President

                The undersigned joins in the execution and authorizes the delivery of this Mortgage Modification Agreement for the purpose of confirming and reaffirming its acceptance and agreement to the provisions of paragraph 3.19 of the Mortgage as amended and restated hereby.

                                        ACADIA REALTY LIMITED PARTNERSHIP

                                        By: Acadia Realty Trust,
                                            its general partner

                                            By
                                                --------------------------------
                                                Robert Masters
                                                Senior Vice President

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STATE OF NEW YORK             )
                              :    ss.:
COUNTY OF NEW YORK            )

                On the 30th day of June in the year 2004, before me, the undersigned, a notary public in and for said state, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:


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STATE OF NEW YORK             )
                              :    ss.:
COUNTY OF NEW YORK            )

                On the 30th day of June in the year 2004, before me, the undersigned, a notary public in and for said state, personally appeared Denise
M. Smyth, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:


------------------------------

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                                   SCHEDULE A